OTHER NON-CURRENT ASSESTS - Schedule of Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Other Assets, Noncurrent [Abstract]
Long-term loan receivable	[1]	¥ 53,612		¥ 50,278
Prepayment of an office building	[2]	78,000
Others		18,695		6,003
Less: allowance for doubtful accounts		(1,514)
Total		¥ 148,793	$ 22,804	¥ 56,281

[1]	Long-term loan receivable represents the principal and interest to be collected of a loan provided by the Group to a third party. The loan was of principal amount of RMB 50,000, three-year term starting from December 2019, and with a lump sum interest rate of 20% at maturity.
[2]	The Group purchased an office building from a third party and paid the full amount in advance with consideration of USD$11.25 million (equivalent RMB 78,000). This office building is expected to be used by the Group to relocate its customer service center in the future.